LIMITED TERM TAX - EXEMPT BOND FUND OF AMERICA
                             333 South Hope Street
                         Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $12,322
------------------ --------------------------------
------------------ --------------------------------
Class B            $675
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,329
------------------ --------------------------------
------------------ --------------------------------
Class F            $458
------------------ --------------------------------
------------------ --------------------------------
Total              $14,784
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $729
------------------ --------------------------------
------------------ --------------------------------
Total              $15,513
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2530
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1991
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1891
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2461
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2698
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            50,508
------------------ ----------------------------------
------------------ ----------------------------------
Class B            3,424
------------------ ----------------------------------
------------------ ----------------------------------
Class C            7,220
------------------ ----------------------------------
------------------ ----------------------------------
Class F            2,100
------------------ ----------------------------------
------------------ ----------------------------------
Total              63,252
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,023
------------------ ----------------------------------
------------------ ----------------------------------
Total              66,275
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                             Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $15.65
----------------------- -------------------------
----------------------- -------------------------
Class B                 $15.65
----------------------- -------------------------
----------------------- -------------------------
Class C                 $15.65
----------------------- -------------------------
----------------------- -------------------------
Class F                 $15.65
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $15.65
----------------------- -------------------------